Exhibit 10.1

Execution Version

NINTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of April 27, 2020

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A. and

BMO HARRIS BANK, N.A.

as Syndication Agents,

CITIBANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

ROYAL BANK OF CANADA and U.S. BANK NATIONAL ASSOCIATION

as Documentation Agents,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment”) dated as of April 27, 2020, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.    The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of October 28, 2016 made by the Borrower and each of the other Grantors party thereto in favor of the Administrative Agent (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Guaranty Agreement”).

C.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Ninth Amendment.

D.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Ninth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Ninth Amendment. Unless otherwise indicated, all section references in this Ninth Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendment to Cover Page. The cover page of the Credit Agreement is hereby amended and restated to read as set forth on Annex I attached hereto.

2.2    Amendment to Introductory Paragraph. The introductory paragraph to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

THIS CREDIT AGREEMENT dated as of October 28, 2016, is among Parsley Energy, LLC, a limited liability company duly formed and existing under the laws of the state of Delaware (the “Borrower”); each of the Lenders from time to time party hereto; Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); JPMorgan Chase Bank, N.A. and BMO Harris Bank, N.A., as syndication agents for the Lenders (each, in such capacity, together with its successors in such capacity, a “Syndication Agent”); Citibank, N.A., Credit Suisse AG, Cayman Islands Branch, Royal Bank of Canada and U.S. Bank National Association, as documentation agents for the Lenders (each, in such capacity, together with its successors in such capacity, a “Documentation Agent”).

2.3    Amendments to Section 1.02.

(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Aggregate Elected Borrowing Base Commitments” means (a) on the Ninth Amendment Effective Date, $1,075,000,000, and (b) at any time thereafter, an amount determined in accordance with Section 2.07(h).

“Agents” means, collectively, the Administrative Agent, each Syndication Agent and each Documentation Agent; and “Agent” means either the Administrative Agent, any Syndication Agent or Documentation Agent, as the context requires.

“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and the Ninth Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1⁄2 of 1.0% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate as published by the ICE Benchmark Administration Limited, a United Kingdom company (or any successor to or substitute for such service providing rate quotations comparable to such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market), rounded upwards, if necessary, to the next 1/100 of 1% at which dollar deposits of $5,000,000 with a one month maturity are offered at approximately 11:00 a.m., London time, on such day (or the immediately preceding Business Day if such day is not a Business Day). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Annual Scheduled Redetermination Conditions” means, for purposes of determining whether the Borrowing Base shall be redetermined on an annual basis or a semi-annual basis pursuant to Section 2.07(b), as of August 31st of each year, (a) the Aggregate Elected Borrowing Base Commitments as of such date are less than 60% of the Borrowing Base then in effect and (b) the Consolidated Leverage Ratio is equal to or less than 2.75 to 1.00, as the Consolidated Leverage Ratio is recomputed using (i) Consolidated Total Net Debt outstanding on August 31 of such year and (ii) EBITDAX for the four fiscal quarters ending on June 30 of such year; provided that if the Borrower has not delivered financial statements for the fiscal quarter ending June 30th of such year pursuant to Section 8.01(b) and the related Compliance Certificate on or before August 31 of such year, then the condition described in clause (ii) above shall be deemed not to have been satisfied.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Utilization Grid below based upon the Utilization Percentage then in effect:

Utilization Grid

	<25%	≥25%, but <50%	≥50%, but <75%	≥75%, but <90%	≥90%
ABR Loans	1.00%	1.25%	1.50%	1.75%	2.00%
Eurodollar Loans	2.00%	2.25%	2.50%	2.75%	3.00%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then, if so elected by the Majority Lenders, the “Applicable Margin” means the rate per annum set forth on the grid when the Utilization Percentage is at its highest level.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Consolidated Leverage Ratio” means, as at the last day of any relevant period, the ratio of (a) Consolidated Total Net Debt on such day to (b) EBITDAX for such period.

“Consolidated Total Debt” means, at any date, all Debt of the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis, excluding any Debt of the type described in clauses (b) (to the extent such Debt has not been drawn or funded), (c), (h), (i), (j), (k) and (m) and any non-cash obligations under FASB ASC 815.

“Interest Period” means, as to each Eurodollar Borrowing, the period commencing on the date such Borrowing is disbursed or converted to or continued as a Eurodollar Borrowing and ending on the date (a) seven days thereafter, (b) one, two, three or six months thereafter, or (c) upon consent of all Lenders, twelve months thereafter, in any case as selected by the Borrower in its Borrowing Request or Interest Election Request, as applicable; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) except in the case of any Interest Period of less than one months’ duration, any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Maturity Date.

“LC Commitment” at any time means Sixty Million dollars ($60,000,000).

“LIBO Rate” means, subject to the implementation of a Benchmark Replacement in accordance with Section 3.03(b), with respect to any Eurodollar Borrowing for any Interest Period, the rate as published by the ICE Benchmark Administration Limited, a United Kingdom company (or any successor to or substitute for such service providing rate quotations comparable to such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of an amount comparable to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing, if the LIBO Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.03(b), in the event that a Benchmark Replacement with respect to the LIBO Rate is implemented, then all references herein to the LIBO Rate shall be deemed references to such Benchmark Replacement.

“Material Indebtedness” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $100,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Loan Party in respect of any Swap Agreement at any time shall be the Swap Termination Value of such Swap Agreement.

“Maturity Date” means October 28, 2023.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBO Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in good faith may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides in good faith that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines in good faith that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides in good faith is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the LIBO Rate permanently or indefinitely ceases to provide the LIBO Rate; and

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:

(a) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate announcing that such administrator has ceased or will cease to provide the LIBO Rate, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate;

(b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate, which states that the administrator of the LIBO Rate has ceased or will cease to provide the LIBO Rate permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate announcing that the LIBO Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Majority Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Majority Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 3.03(b) and (b) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 3.03(b).

“Consolidated Cash Balance” means, at any time, the aggregate amount of cash and Cash Equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case, held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, the Borrower and its Restricted Subsidiaries (other than (i) any cash set aside to pay in the ordinary course of business amounts of the Borrower and its Restricted Subsidiaries then due and owing to unaffiliated third parties (including, for the avoidance of doubt, to pay royalty obligations, working interest obligations, production payments and severance taxes) and for which the Borrower or such Restricted Subsidiary, as applicable, has issued checks or has initiated wires or ACH transfers in order to pay (or will issue checks or initiate wires or ACH transfers in order to pay such amounts within five (5) Business Days), (ii) any amounts held as cash collateral as required pursuant to Section 2.08(j), (iii) any cash in Excluded Accounts (solely with respect to amounts referred to in the definition thereof) and (iv) cash of the Borrower or any Restricted Subsidiary to be used by the Borrower or any Restricted Subsidiary within three (3) Business Days to pay the purchase price for any acquisition of any assets or property permitted hereunder by the Borrower or any Restricted Subsidiary pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such purchase price.

“Consolidated Cash Balance Threshold” means $150,000,000.

“Consolidated Total Net Debt” means, at any date, Consolidated Total Debt minus (a) if there are no Loans or unreimbursed LC Disbursements outstanding as of such date, the amount of Unrestricted Cash of the Borrower and the Consolidated Restricted Subsidiaries as of such date that is held in accounts subject to a Control Agreement or (b) if there are any Loans or unreimbursed LC Disbursements outstanding as of such date, the amount of Unrestricted Cash of the Borrower and the Consolidated Restricted Subsidiaries as of such date that is held in accounts subject to a Control Agreement up to $150,000,000 in the aggregate.

“Early Opt-in Election” means the occurrence of:

(a) (i) a determination by the Administrative Agent or (ii) a notification by the Majority Lenders to the Administrative Agent (with a copy to the Borrower) that the Majority Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 3.03(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and

(b) (i) the election by the Administrative Agent or (ii) the election by the Majority Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Majority Lenders of written notice of such election to the Administrative Agent.

“Excluded Account” means (a) (i) any Deposit Account, Securities Account or Commodity Account that has a daily balance of less than $500,000 individually and (ii) any Deposit Accounts, Securities Accounts and Commodity Accounts that have, in the aggregate, a daily balance of less than $1,000,000, (b) any Deposit Account that is used exclusively for (and the balance of which consists solely of funds set aside in connection with) payroll, payroll taxes, and employee wage and benefit payments to or for the benefit of any Loan Parties’ employees, (c) any Deposit Account that consists exclusively of royalty suspense amounts due and owing to unaffiliated third parties in connection with the Loan Parties’ royalty payment obligations owing to such third parties, and (d) fiduciary, trust or escrow Deposit Accounts that are contractually obligated to be segregated from the other assets of any Loan Party for the benefit of unaffiliated third parties for a purpose not prohibited under this Agreement (including, for the avoidance of doubt, in connection with permitted acquisitions and Dispositions hereunder).

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source or website.

“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement, dated as of April 27, 2020, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” has the meaning assigned to such term in the Ninth Amendment.

“PV-9 Value” means, at any date of determination, with respect to any proved Oil and Gas Properties of the Borrower and its Restricted Subsidiaries, the net present value, discounted at 9% per annum, of the future net cash flows expected to accrue to the Borrower’s and its Restricted Subsidiaries’ collective interests in such reserves during the remaining expected economic lives of such reserves, as set forth in the most recently delivered Reserve Report hereunder.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Secured Debt” means, at any date, Consolidated Total Debt that is secured by a Lien on any Property of the Borrower or any Consolidated Restricted Subsidiary (including, without limitation, the total Revolving Credit Exposures of all Lenders as of such date).

“Secured Leverage Ratio” means, as at the last day of any relevant period, the ratio of (a) Secured Debt on such day to (b) EBITDAX for such period.

“SOFR” with respect to any day shall mean the secured overnight financing rate published for such day by the Federal Reserve Bank of New York (or successor administrator), as the administrator of the benchmark, on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Utilization Percentage” means (a) as of any day when the Aggregate Elected Borrowing Base Commitments are equal to or less than 75% of the Borrowing Base then in effect, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Borrowing Base in effect on such day; and (b) as of any day when the Aggregate Elected Borrowing Base Commitments are greater than 75% of the Borrowing Base then in effect, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Aggregate Elected Borrowing Base Commitments in effect on such day.

(c)    The following definitions are hereby deleted in their entirety: “Borrowing Base Utilization Percentage”, “Reverse 1031 Exchange”, “Section 1031 Counterparty” and “Section 1031 Pledged Note”.

(d)    The definition of “Excepted Liens” is hereby amended to delete the following phrase in its entirety: “; provided that at no time shall such sums being contested exceed in the aggregate $20,000,000”.

2.4    Amendment to Article I. Article I is hereby amended by adding a new Section 1.09 to read as follows:

Section 1.09    Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBO Rate” or clause (c) of the definition of “Alternate Base Rate” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.

2.5    Amendments to Section 2.03. Section 2.03 is hereby amended as follows:

(a)    Clause (v) therein is hereby amended by deleting “and” from the end thereof.

(b)    Clause (vi) therein is hereby renumbered to be clause (vii).

(c)    A new clause (vi) is hereby inserted immediately following clause (v) therein to read as follows:

(vi)    if the Aggregate Elected Borrowing Base Commitments at such time are greater than 75% of the Borrowing Base then in effect, the Consolidated Cash Balance (without regard to the requested Borrowing) and the pro forma Consolidated Cash Balance (giving effect to the requested Borrowing); and

(d)    The second to the last sentence of Section 2.03 is hereby amended and restated in its entirety to read as follows:

Each Borrowing Request shall constitute a representation (a) that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of (x) the Aggregate Maximum Credit Amounts and (y) the lesser of (i) the then effective Borrowing Base and (ii) the then effective Aggregate Elected Borrowing Base Commitments); and (b) if the Aggregate Elected Borrowing Base Commitments at such time are greater than 75% of the Borrowing Base then in effect, that the Consolidated Cash Balance after giving pro forma effect to the requested Borrowing shall not exceed the Consolidated Cash Balance Threshold.

2.6    Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety to read as follows:

(a)    Ninth Amendment Borrowing Base. For the period from and including the Ninth Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be $2,700,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 2.07(g), or Section 8.12(c).

2.7    Amendment to Section 2.07(b). Section 2.07(b) is hereby amended and restated in its entirety to read as follows:

(b)    Scheduled and Interim Redeterminations. The Borrowing Base shall be redetermined (i) annually, for any calendar year, commencing with calendar year 2021, if the Annual Scheduled Redetermination Conditions have been satisfied on August 31st of such year (an “Annual Scheduled

Redetermination”), or (ii) semi-annually (A) during calendar year 2020 and (B) for any year (other than calendar year 2020), if the Annual Scheduled Redetermination Conditions have not been satisfied on August 31st of such year or if, notwithstanding clause (i) above, the Borrower elects to redetermine the Borrowing Base on a semi-annual basis by written notice to the Administrative Agent no later than August 31st of such year (a “Semi-Annual Scheduled Redetermination”) (such Semi-Annual Scheduled Redeterminations to continue until the Borrower notifies the Administrative Agent that it wishes to revert to Annual Scheduled Redeterminations as provided in clause (i) above) in accordance with this Section 2.07 (each, a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders, in the case of an Annual Scheduled Redetermination, on April 15th of such year, and in the case of a Semi-Annual Scheduled Redetermination, on April 15th and October 15th of such year. In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time between Scheduled Redeterminations, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations, and the Borrower may elect, by notifying the Administrative Agent of any acquisition of Oil and Gas Properties by the Borrower or its Restricted Subsidiaries with a purchase price in the aggregate of at least five percent (5%) of the then effective Borrowing Base, to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an “Interim Redetermination”) in accordance with this Section 2.07.

2.8    Amendment to Section 3.03. Section 3.03 is hereby amended and restated in its entirety to read as follows:

Section 3.03    Alternate Rate of Interest. (a)    Unless and until a Benchmark Replacement is implemented in accordance with Section 3.03(b) below, if prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i)     the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or

(ii)    the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, facsimile or electronic communication as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made, as an ABR Borrowing.

(b)    Effect of Benchmark Transition Event.

(i)     Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the LIBO Rate with a Benchmark Replacement pursuant to this Section 3.03(b) will occur prior to the applicable Benchmark Transition Start Date.

(ii)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(b).

(iv)    Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Loan, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period, the component of the Alternate Base Rate based upon the LIBO Rate will not be used in any determination of the Alternate Base Rate.

2.9    Amendment to Section 3.04(c). Section 3.04(c) is hereby amended by adding a new clause (vii) to the end thereof to read as follows:

(vii)    Consolidated Cash Balance. If, on the last Business Day of any week (or, if a Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing, on any Business Day), (A) the Aggregate Elected Borrowing Base Commitments are greater than 75% of the Borrowing Base then in effect, (B) there are any outstanding Borrowings and (C) the Consolidated Cash Balance exceeds the Consolidated Cash Balance Threshold (the amount of such excess, “Excess Cash”) as of the end of such Business Day, then the Borrower shall, within three (3) Business Days thereof, prepay the Borrowings in an aggregate principal amount equal to the Excess Cash; provided that all payments required to be made pursuant to this Section 3.04(c)(vii) must be made on or prior to the Termination Date. The provisions of Section 3.04(c)(v) and Section 3.04(c)(vi) shall apply, mutatis mutandis, to any prepayment required pursuant to this Section 3.04(c)(vii).

2.10    Amendments to Section 6.02. Section 6.02 is hereby amended as follows:

(a)    A new subsection (e) is hereby inserted immediately following subsection (d) to read as follows:

(e)    If the Aggregate Elected Borrowing Base Commitments are greater than 75% of the Borrowing Base then in effect, then, at the time of and immediately after giving effect to such Borrowing, the Consolidated Cash Balance shall not exceed the Consolidated Cash Balance Threshold.

(b)    The phrase “Section 6.02(a) through (c)” therein is replaced with the phrase “Section 6.02(a) through (c) and (e)”.

2.11    Amendment to Section 7.14. Section 7.14 is hereby amended by amending and restating the last sentence to read as follows:

As of the Ninth Amendment Effective Date, each Subsidiary listed on Schedule 7.14 is a Restricted Subsidiary unless specifically designated as an Unrestricted Subsidiary therein.

2.12    Amendments to Section 7.25. Section 7.25 is hereby amended by replacing the reference to “Effective Date” therein with the phrase “Ninth Amendment Effective Date”.

2.13    Amendment to Article VII. Article VII is hereby amended by adding a new Section 7.26 to the end thereof to read as follows.

Section 7.26    Affected Financial Institution. No Loan Party is an Affected Financial Institution.

2.14    Amendments to Section 8.01(l)(i). Section 8.01(l)(i) is hereby amended by replacing the phrase “at least three (3) Business Days prior written notice of such Disposition” therein with the phrase “written notice on the date of or prior to such Disposition”.

2.15    Amendment to Section 8.09(b). Section 8.09(b) is hereby amended by replacing the reference to “$5,000,000” therein with “$25,000,000”.

2.16    Amendment to Section 8.11(c). Section 8.11(c) is hereby amended by (a) replacing “,” with “and” immediately following clause (iii) thereof, (b) deleting clauses (iv) and (vi) in their entirety, and (c) renumbering clause (v) to be clause (iv).

2.17    Amendment to Section 8.12. Section 8.12 is hereby amended by deleting each instance of the phrase “(and on at least 80% of the total value of the proved, developed and producing reserves)” wherever it appears therein.

2.18    Amendments to Section 8.13. Section 8.13 is hereby amended as follows:

(a)    Deleting (i) the phrase “(and on at least 85% of the total value of the proved, developed and producing reserves)” wherever it appears therein and (ii) the phrase “(and at least 85% of the total value of the proved, developed and producing reserves)” wherever it appears therein.

(b)    Section 8.13(b) is hereby amended and restated in its entirety to read as follows:

(b)    The Borrower shall promptly, but in any event no later than 15 days (or such later date as is reasonably acceptable to the Administrative Agent) after the formation or acquisition (or other similar event) of a Restricted Subsidiary, cause each of its Restricted Subsidiaries (other than Aviation Trust) to guarantee the Obligations pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause its Restricted Subsidiaries to, no later than 15 days (or such later date as is reasonably acceptable to the Administrative Agent) after the formation or acquisition (or other similar event, including upon the designation of an Unrestricted Subsidiary as a Restricted Subsidiary) of any Restricted Subsidiary to, (i) execute and deliver a supplement to the Guaranty Agreement executed by such Restricted Subsidiary (other than Aviation Trust), (ii) pledge all of the Equity Interests issued by such Restricted Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests issued by such Restricted Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. Notwithstanding the foregoing, each of JPLLC and SWLLC shall not be required to become a Guarantor hereunder concurrently with the Jagged Peak Merger; provided however that the Borrower shall cause each of JPLLC and SWLLC to become a Guarantor as set forth in Section 4.2 of the Eighth Amendment.

2.19    Amendments to Section 8.16. Section 8.16 is hereby amended by (i) adding the phrase “(other than amounts described in the definition of “Excluded Accounts” which are deposited into Excluded Accounts)” immediately after the first reference to “Control Agreement” therein; (ii) adding the phrase “(other than securities and financial assets described in the definition of “Excluded Accounts” which are deposited into Excluded Accounts)” immediately after the second reference to “Control Agreement” therein; and (iii) adding the phrase “(other than Commodity Contracts described in the definition of “Excluded Accounts” which are deposited into Excluded Accounts)” immediately after the third reference to “Control Agreement” therein.

2.20    Amendment to Section 8.17. Section 8.17 is hereby amended and restated in its entirety to read as follows:

Section 8.17    Consolidated Cash Balance Information. At any time when the Aggregate Elected Borrowing Base Commitments are greater than 75% of the Borrowing Base then in effect, (a) upon the reasonable request of the Administrative Agent, on such date (or if such date is not a Business Day, then on the Business Day next succeeding such request), and (b) on the last Business Day of any week (or, if a Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing, on any Business Day), to the extent the Consolidated Cash Balance exceeds the Consolidated Cash Balance Threshold on such date, the Borrower shall provide to the Administrative Agent (i) a certificate of a Financial Officer in substantially the form of Exhibit I, certifying as to the amount of the Consolidated Cash Balance and the amount of Excess Cash, if any, as of such date, and (ii) attaching thereto, summary and balance statements, in a form reasonably acceptable to the Administrative Agent, for each Deposit Account, Securities Account, Commodity Account, or other account in which any Consolidated Cash Balance is held, credited or carried.

2.21    Amendment to Section 9.01. Section 9.01 is hereby amended by adding a new subsection (c) at the end thereof to read as follows:

(c)    Secured Leverage Ratio. The Borrower will not permit, as of the last day of any fiscal quarter of the Borrower, the Secured Leverage Ratio for the period of four consecutive fiscal quarters ending on such day, to exceed 2.50 to 1.00.

2.22    Amendments to Section 9.02. Section 9.02 is hereby amended as follows:

(a)    Section 9.02(b) is hereby amended by replacing the reference to “$10,000,000” therein with “$20,000,000”.

(b)    Section 9.02(f) is hereby amended by replacing the reference to “Consolidated Total Debt” therein with “Consolidated Total Net Debt”.

2.23    Amendments to Section 9.04.

(a)    Section 9.04(a)(v) is hereby amended and restated in its entirety to read as follows:

(v) the Borrower may make Restricted Payments in cash, so long as both before and immediately after giving effect to such Restricted Payment (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) (1) if the Aggregate Elected Borrowing Base Commitments are equal to or less than 50% of the Borrowing Base then in effect, both (x) the total Revolving Credit Exposures does not exceed 75% of the total Commitments then in effect and (y) the Consolidated Leverage Ratio is equal to or less than 3.00 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Net Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available; or (2) if the Aggregate Elected Borrowing Base Commitments are greater than 50% of the Borrowing Base then in effect, both (x) the total Revolving Credit Exposures does not exceed 80% of the total Commitments then in effect and (y) the Consolidated Leverage Ratio is equal to or less than 2.75 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Net Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available.

(b)    Section 9.04(b)(a)(ii) is hereby amended and restated in its entirety to read as follows:

(ii) so long as, both before and immediately after giving effect to such prepayment, (A) if the Aggregate Elected Borrowing Base Commitments are equal to or less than 50% of the Borrowing Base then in effect, both (1) the total Revolving Credit Exposures does not exceed 75% of the total Commitments then in effect and (2) the Consolidated Leverage Ratio is equal to or less than 3.00 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Net Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available; or (B) if the Aggregate Elected Borrowing Base Commitments are greater than 50% of the Borrowing Base then in effect, both (1) the total Revolving Credit Exposures does not exceed 80% of the total Commitments then in effect and (2) the Consolidated Leverage Ratio is equal to or less than 2.75 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Net Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available.

2.24    Amendments to Section 9.05. Section 9.05 is hereby amended as follows:

(a)    Section 9.05(k) is hereby amended and restated in its entirety to read as follows:

(k)    other Investments, so long as both immediately before and immediately after giving effect to such Investment (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) (1) if the Aggregate Elected Borrowing Base Commitments are equal to or less than 50% of the Borrowing Base then in effect, both (x) the total Revolving Credit Exposures does not exceed 75% of the total Commitments then in effect and (y) the Consolidated Leverage Ratio is equal to or less than 3.00 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Net Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available; or (2) if the Aggregate Elected Borrowing Base Commitments are greater than 50% of the Borrowing Base then in effect, both (x) the total Revolving Credit Exposures does not exceed 80% of the total Commitments then in effect and (y) the Consolidated Leverage Ratio is equal to or less than 2.75 to 1.00, as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Net Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available.

(b)    Section 9.05(l), Section 9.05(m) and Section 9.05(n) are each hereby deleted in its entirety.

2.25    Amendment to Section 9.06. Section 9.06 is hereby amended by replacing the phrase “except for the development, production and sale of Hydrocarbons and other businesses conducted by the Borrower and the Restricted Subsidiaries on the Effective Date” with the following phrase: “except for (i) the development, production and sale of Hydrocarbons, (ii) the development and operation of, and businesses related to, the Qualified Midstream Assets, and/or (iii) other businesses conducted by the Borrower and the Restricted Subsidiaries on the Ninth Amendment Effective Date”.

2.26    Amendments to Section 9.12. Section 9.12 is hereby amended as follows:

(a)    Section 9.12 is hereby amended by replacing each reference to “Consolidated Total Debt” wherever it appears therein with a reference to “Consolidated Total Net Debt”.

(b)    Section 9.12(d)(i)(B)(2) is hereby amended and restated to read as follows:

(2) if, after giving effect to any such Disposition pursuant to this Section 9.12(d)(i)(B), the aggregate PV-9 Value of all Oil and Gas Properties Disposed of pursuant to this Section 9.12(d)(i)(B) since the most recent Scheduled

Redetermination Date exceeds $40,000,000, the Administrative Agent shall have provided its prior written consent to such Disposition (such consent not to be unreasonably withheld, conditioned or delayed), and

(c)    Section 9.12(e) is hereby amended by replacing the reference to “10%” therein with “20%”.

(d)    Section 9.12(j) is hereby amended by replacing the reference to “Effective Date” therein with the phrase “Ninth Amendment Effective Date”.

2.27    Amendment to Section 9.19. Section 9.19 is hereby amended by (a) inserting “(other than Excluded Accounts)” immediately after the reference in the first sentence to “Securities Account” and (b) inserting “(other than Excluded Accounts, solely with respect to amounts referred to in the definition thereof)” immediately after the reference in the second sentence to “Commodity Account”.

2.28    Amendments to Section 10.01. Section 10.01 is hereby amended as follows:

(a)    Section 10.01(d) is hereby amended by replacing the reference therein to “Section 8.14, Section 8.18(b) or (c)” with “Section 8.14, Section 8.16, Section 8.17, Section 8.18(b) or (c)”.

(b)    Section 10.01(k) is hereby amended by replacing the reference to “$50,000,000” therein with “$100,000,000”.

(c)    Section 10.01(l) is hereby amended by replacing the reference to “$5,000,000” therein with “$10,000,000”.

2.29    Amendment to Section 11.12. Section 11.12 is hereby amended and restated in its entirety to read as follows:

Section 11.12    The Agents. None of the Arranger, the Syndication Agents or the Documentation Agents shall have any duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than its duties, responsibilities and liabilities, as applicable, in its capacity as a Lender hereunder.

2.30    Amendment to Section 12.02(b). The last sentence of Section 12.02(b) is hereby amended and restated in its entirety to read as follows: “Notwithstanding the foregoing, (A) any supplement permitted to be made to any Schedule hereto shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders, (B) any Security Instrument may be supplemented to add additional collateral with the consent of the Administrative Agent, (C) the Borrower and the Administrative Agent may amend this Agreement or any other Loan Document without the consent of the Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document or to add any Subsidiary as a party thereto and (D) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Change or otherwise effectuate the terms of Section 3.03(b) in accordance with the terms of Section 3.03(b).”

2.31    Amendment to Section 12.04(b)(ii). Section 12.04(b)(ii) is hereby amended by relettering the third and fourth subsections thereof as “(C)” and “(D)”, respectively.

2.32    Amendment to Section 12.19. Section 12.19 is hereby amended by replacing (a) each reference to “EEA Financial Institution” therein with the term “Affected Financial Institution” and (b) each reference to “an EEA Resolution Authority” and “any EEA Resolution Authority” therein with the phrase “the applicable Resolution Authority”.

2.33    Amendment to Annexes, Exhibits and Schedules.

(a)    The Credit Agreement is hereby amended by adding a new Exhibit I thereto to read as set forth on Exhibit I to this Ninth Amendment.

(b)    The Table of Contents to the Credit Agreement is hereby amended to add the following references where alphabetically appropriate in the ANNEXES, EXHIBITS AND SCHEDULES portion thereof to read as follows:

Exhibit I     Form of Consolidated Cash Balance Certificate

(c)    Each of Schedules 7.14 and 7.25 is hereby amended and restated in its entirety in the form attached hereto as Schedules 7.14 and 7.25, respectively.

Section 3.    Conditions of Effectiveness. This Ninth Amendment will become effective on the date on which each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Ninth Amendment Effective Date”):

3.1    The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and each of the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Ninth Amendment signed on behalf of such Person.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date, including all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including reasonable and documented out-of-pocket fees and expenses invoiced by Paul Hastings LLP at least two (2) Business Days prior to the Ninth Amendment Effective Date).

3.3    The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or a Responsible Officer of the Borrower and each Guarantor each setting forth (i) resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Guarantor (A) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the partnership agreement, the limited liability company agreement, the articles or certificate of incorporation and bylaws or other applicable organizational documents of the Borrower and such Guarantor certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

3.4    The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

3.5    The Administrative Agent shall have received an opinion of Vinson & Elkins LLP, special counsel to the Borrower and the other Loan Parties, in form and substance satisfactory to the Administrative Agent.

3.6     Each Exiting Lender shall have received an amount equal to all outstanding principal owing to such Exiting Lender as of the Ninth Amendment Effective Date.

3.7    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent shall, and is hereby authorized and directed to, declare this Ninth Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Assignment and Reallocation of Maximum Credit Amounts, Commitments and Loans. Effective as of the Ninth Amendment Effective Date, and immediately prior to giving effect to the amendments in Section 2 of this Ninth Amendment (but, for the avoidance of doubt, prior to any Borrowing made on the Ninth Amendment Effective Date), each Lender party to the Credit Agreement immediately prior to the Ninth Amendment Effective Date (each, an “Existing Lender”) has, in consultation with the Borrower, agreed to, and, for an agreed consideration, does hereby, reallocate its Maximum Credit Amount, Commitment and Loans (and participations in Letters of Credit and LC Disbursements) among each of the Existing Lenders other than Capital One, National Association (“Capital One”) and UBS AG, Stamford Branch (“UBS”) (each of Capital One and UBS, an “Exiting Lender” and, collectively, the “Exiting Lenders”; and each Existing Lender other than the Exiting Lenders, a “Continuing Lender”). The Administrative Agent, the Issuing Bank and the Borrower hereby consent to such reallocation, including each Existing Lender’s assignment of its Maximum Credit Amount, Commitment and Loans (and participations in Letters of Credit and LC Disbursements) to the extent effected by the reallocation contemplated hereby. On the Ninth Amendment Effective Date, immediately after giving effect to such reallocations: (a) Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached to this Ninth Amendment (the “Amended and Restated Annex I”), (b) the Maximum Credit Amount and Commitment of each Continuing Lender shall be as set forth on the Amended and Restated Annex I (and for the avoidance of doubt the

Maximum Credit Amount and Commitment of each Exiting Lender shall be $0), and (c) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement (as modified hereby) and the other Loan Documents. With respect to such reallocation, each Continuing Lender shall be deemed to have acquired the Maximum Credit Amount, Commitment and Loans (and participations in Letters of Credit and LC Disbursements) allocated to it from each of the other Existing Lenders pursuant to the terms of an Assignment and Assumption, and on the Ninth Amendment Effective Date, the Existing Lenders shall be deemed to have entered into an Assignment and Assumption pursuant to which (i) each Continuing Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the “Ninth Amendment Effective Date” as defined herein. Notwithstanding Section 12.04(b)(ii), no Person shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Ninth Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(iv), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement. If on the Ninth Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

Section 5.    Post-Closing Covenants.

5.1    On or before the date that is 30 days after the Ninth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall have delivered, together with title information previously delivered to the Administrative Agent, title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated by the most recently delivered Reserve Report.

5.2    On or before the date that is 7 days after the Ninth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall have delivered duly executed and notarized amendments to existing deeds of trust and/or mortgages and/or new deeds of trust/mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 85% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated by the most recently delivered Reserve Report.

Section 6.    Miscellaneous.

6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Ninth Amendment, shall remain in full force and effect following the effectiveness of this Ninth Amendment.

6.2    Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Ninth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Ninth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Ninth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Ninth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

6.3    Counterparts. This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Ninth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Ninth Amendment.

6.4    NO ORAL AGREEMENT. THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5    GOVERNING LAW. THIS NINTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6    Loan Document. This Ninth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Ninth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.8    Severability. Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9    Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

PARSLEY ENERGY, INC.

PEI:

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P.

	BY:	PARSLEY GP, LLC, its general partner

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Ninth Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY ADMINISTRATION, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Ninth Amendment Signature Page]

GUARANTOR:	PARSLEY DE LONE STAR LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY DE OPERATING LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY VERITAS ENERGY PARTNERS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY NOVUS LAND SERVICES LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Ninth Amendment Signature Page]

GUARANTOR:	JAGGED PEAK ENERGY LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

GUARANTOR:	PARSLEY SODE WATER LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President—Chief Financial Officer

[Parsley Energy, LLC - Ninth Amendment Signature Page]

ADMINISTRATIVE AGENT,	WELLS FARGO BANK, NATIONAL
ISSUING BANK AND	ASSOCIATION
LENDER:

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Anca Loghin
	Name:	Anca Loghin
	Title:	Authorized Officer

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Director

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Alysha Salinger
	Name:	Alysha Salinger
	Title:	Authorized Signatory

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ Alysha Salinger
	Name:	Alysha Salinger
	Title:	Vice President

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Emerson Almeida
	Name:	Emerson Almeida
	Title:	Authorized Signatory

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Bradley Kuhn
	Name:	Bradley Kuhn
	Title:	Senior Vice President

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. Mckinnerney
	Name:	Don J. Mckinnerney
	Title:	Authorized Signatory

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA

By:	/s/ Scott Nickel
Name:	Scott Nickel
Title:	Director

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	BBVA USA

By:	/s/ Julia Barnhill
Name:	Julia Barnhill
Title:	Vice President

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

[Parsley Energy, LLC - Ninth Amendment Signature Page]

EXITING LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	CITIBANK, N.A.

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[Parsley Energy, LLC - Ninth Amendment Signature Page]

LENDER:	PNC BANK, NATIONAL ASSOCIATION

By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

[Parsley Energy, LLC - Ninth Amendment Signature Page]

EXITING LENDER:	UBS AG, STAMFORD BRANCH,

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

[Parsley Energy, LLC - Ninth Amendment Signature Page]

ANNEX I

CREDIT AGREEMENT

dated as of

October 28, 2016

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A. and

BMO HARRIS BANK, N.A.

as Syndication Agents,

CITIBANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

ROYAL BANK OF CANADA and U.S. BANK NATIONAL ASSOCIATION

as Documentation Agents,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

Exhibit A to Ninth Amendment

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	11.162790698%	$558,139,534.90
BMO Harris Bank, N.A.	10.232558140%	$511,627,907.00
JPMorgan Chase Bank, N.A.	10.232558140%	$511,627,907.00
Citibank, N.A.	7.325581395%	$366,279,069.75
Credit Suisse AG, Cayman Islands Branch	7.325581395%	$366,279,069.75
Royal Bank of Canada	7.325581395%	$366,279,069.75
U.S. Bank National Association	7.325581395%	$366,279,069.75
BBVA Bank d/b/a Compass Bank	5.953488372%	$297,674,418.60
The Bank of Nova Scotia, Houston Branch	5.953488372%	$297,674,418.60
BOKF NA dba Bank of Texas	5.744186047%	$287,209,302.34
Canadian Imperial Bank of Commerce-New York Branch	5.744186047%	$287,209,302.34
PNC Bank, National Association	4.651162791%	$232,558,139.54
Frost Bank, a Texas State Bank	4.511627907%	$225,581,395.34
Morgan Stanley Bank, N.A.	3.682507583%	$184,125,379.15
Morgan Stanley Senior Funding, Inc.	2.829120323%	$141,456,016.19

TOTAL	100.0000000000%	$5,000,000,000.00

Annex I